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                                  Exhibit 10.1

                                AMENDMENT NO. 1
                                       TO
                        EXECUTIVE EMPLOYMENT AGREEMENT


  THIS AMENDMENT NO. 1 TO EXECUTIVE EMPLOYMENT AGREEMENT is made and entered into as of the first day of April, 1995 to amend that certain Executive Employment Agreement effective as of the first day of October, 1992 by and between SYNTRO CORPORATION, a Delaware corporation ("Syntro"), and JUDSON D. TODD, a resident of Leawood, Kansas (the "Executive").

                                   WITNESSETH

  WHEREAS, the Executive has been serving as President and Chief Executive Officer of Syntro and as an officer of SyntroVet Incorporated ("SyntroVet"), a wholly-owned subsidiary of Syntro, under that certain Executive Employment Agreement effective as of the first day of October, 1992 (the "1992 Agreement"); and

  WHEREAS, the term of the 1992 Agreement is scheduled to expire on September 30, 1995; and

  WHEREAS, Syntro desires to extend the term of the 1992 Agreement and thereby continue the services of the Executive, and the Executive is willing to extend the term of the 1992 Agreement and continue his services to Syntro and SyntroVet through and including September 30, 1996 on the terms and conditions of the 1992 Agreement; and

  NOW, THEREFORE, in consideration of the mutual promises and conditions contained herein, the parties hereby agree as follows:

A. Section 2 of the 1992 Agreement is hereby amended to change the reference to President of SyntroVet to Chairman of SyntroVet.

B. Section 3 of the 1992 Agreement is hereby amended to change the reference to September 30, 1995 to September 30, 1996.

C. The 1992 Agreement, as amended hereby, shall continue unchanged and in full force and effect.

  IN WITNESS WHEREOF, this Amendment No. 1 to Executive Employment Agreement is effective as of the day and year first above written.


SYNTRO CORPORATION                                     EXECUTIVE
9669 Lackman Road
Lenexa, Kansas  66219


By:   /s/ Russell T. Stern, Jr.                          /s/ Judson D. Todd
   -------------------------------                     ----------------------
      Chairman of the Board                            Judson D. Todd
                                                       13920 Kenneth Road
                                                       Leawood, Kansas  66224